Exhibit 21
CENTEX CORPORATION
Subsidiaries as of April 1, 2008

Jurisdiction of
Subsidiaries and	Incorporation or
Assumed Names	Formation	Note
ALPINE INSURANCE COMPANY	Vermont
ARMOR ASSURANCE COMPANY	Vermont
CENTEX EMPLOYEE RELIEF FUND	Texas
CENTEX FINANCIAL SERVICES, LLC	Nevada
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC	Delaware
CENTEX TITLE & ANCILLARY SERVICES, LLC	Nevada
COMMERCE APPRAISAL SERVICES, LLC	Delaware
COMMERCE ESCROW COMPANY, LLC	Delaware
COMMERCE LAND TITLE AGENCY, LLC	Ohio
Commerce Title Company
COMMERCE LAND TITLE, INC.	Nevada
Centex Title Company Commerce Company Commerce Title Company
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	Delaware
COMMERCE TITLE COMPANY	California
COMMERCE TITLE INSURANCE COMPANY	California
CTX INSURANCE AGENCY, INC.	Texas
Westwood Insurance Agency
METROPOLITAN TITLE & GUARANTY COMPANY	Florida
Commerce Title Agency Commerce Title Company Commerce Title Company of Virginia
WESTWOOD INSURANCE AGENCY	California
Centex Insurance Agency
HomeAdvantage Insurance Agency Services
HomeAdvantage Insurance Services
Westwood Agency
Westwood Insurance Agency of Denver, Inc.
West Insurance Agency, Inc.
WMC Insurance Agency
WMC Insurance Agency Services
WMC Insurance Services

CTX MORTGAGE COMPANY, LLC	Delaware
Centex Mortgage Company CTX Mortgage Company
66 WINDWARD COVE ACQUISITION COMPANY, LLC	Delaware
CTX MORTGAGE FUNDING III, LLC	Delaware
CTX MORTGAGE VENTURES, LLC	Delaware
AT-HOME MORTGAGE ASSOCIATES, LTD.	Florida
COPPER MOUNTAIN MORTGAGE, L.P.	Utah
DARDEN FINANCIAL SERVICES, L.P.	Texas
FOUR OAKS MORTGAGE COMPANY, L.P.	North Carolina
PRIME HOME MORTGAGE, L.P.	Washington
T.W. LEWIS MORTGAGE COMPANY, L.P.	Texas
HARWOOD STREET FUNDING I, LLC	Delaware	(1)
MORTGAGE PORTFOLIO SERVICES, INC.	Delaware

Jurisdiction of
Subsidiaries and	Incorporation or
Assumed Names	Formation	Note
CENTEX HOME SERVICES COMPANY, LLC	Nevada
Centex HomeTeam Services HomeTeam Services HomeTeam Services, Inc.
HOMETEAM PEST DEFENSE, INC.	Nevada
Garden Plus Pest & Termite Inspections HT Pest Defense M.D. Pest Management
HOMETEAM PEST DEFENSE, LLC	Delaware
Advanced Pest Control, LLC Callaghan’s Exterminating Callaghan’s Pest Defense Integrated Pest Defense North Country Pest Management Systems Stopke Pest Control Wilson Pest Control Wilson Pest Defense
CENTEX HOUSING RELIEF FUND	Texas
CENTEX INTERNATIONAL II, LLC	Nevada
Nevada Centex International Nevada Centex International, Inc.
CDMC HOLDING, INC.	Nevada
CENTEX DEVELOPMENT MANAGEMENT COMPANY	Nevada
CENTEX SCHAUMBURG INDUSTRIAL PARK, L.L.C.	Illinois	(3)
CENTEX HOMES INTERNATIONAL LIMITED	United Kingdom
ABC HOMES LIMITED	United Kingdom	(2)
CENTEX INTERNATIONAL, LLC	Delaware
CENTEX LATIN AMERICA, INC.	Nevada
EMPRESAS INMOBILIARIAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
CENTEX MULTI-FAMILY COMPANY	Nevada
Centex Multi-Family Development Company
CENTEX REAL ESTATE CORPORATION	Nevada
Centex
Centex Custom Homes
Centex Homes
Centex Homes, a Nevada general partnership
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs Homes
Wayne Homes
Wayne Homes by Centex
Wayne Homes, a Division of Centex Homes

CDP CENTRAL REALTY, LLC	Texas
Pointe West Realty
CENTEX BUILDING SERVICES, INC.	Nevada

Jurisdiction of
Subsidiaries and	Incorporation or
Assumed Names	Formation	Note
CENTEX HOMES	Nevada
At Home America
Centex
Centex Custom Homes
Centex Destination Properties
Centex Destination Properties d/b/a Marquis Homes
Centex Destination Properties d/b/a Marquis Resort Homes
Centex Destination Properties dba NorthShore Marina
Centex Development Company
Centex Pools & Spas
CityHomes
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs by Centex
Fox & Jacobs Homes
Marquis Homes
Marquis Mountain Homes
Marquis Resort Homes
Marquis Resort Homes by Centex
New Homes Research Group
Palm Coast Resort
Real Homes
Riverwood Golf Club
Teal Building Corporation
Teal Homes
Timbercreek Forest Products
Trailside Point by Centex Homes
Vista Properties Company
Wayne Homes
Wayne Homes by Centex
Wayne Homes, a Division of Centex Homes

BATCHELLORS FOREST, LLC	Delaware	(2)
BC STAFFORD, LLC	Delaware	(2)
BENICIA CS DEVELOPERS, LLC	Delaware	(2)
CDP WEST REALTY, INC.	Nevada
CDPWH ACQUISITION LLC	Delaware	(2)
CENTEX CONSTRUCTION OF NEW MEXICO, LLC	Delaware
CENTEX DEVELOPMENT COMPANY, L.P.	Delaware
CDC, LP Centex Development Company, Limited Partnership
CENTEX MULTI-FAMILY COMMUNITIES, LLC	Delaware
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	Delaware
CENTEX MULTI-FAMILY UPPER LANDING, LLC	Delaware
CENTEX HOMES CROWN LLC	Delaware
CROWN VILLAGE FARM, LLC	Delaware	(2)
CROWN FARM DEVELOPMENT, LLC	Maryland	(2)
CENTEX HOMES OF PORTLAND REALTY, INC.	Washington
CENTEX HOMES, LLC	Delaware
Centex Homes
CENTEX HOMES WESTSIDE URBAN RENEWAL I, LLC	New Jersey
CENTEX HOMES WESTSIDE URBAN RENEWAL II, LLC	New Jersey

	Jurisdiction of
Subsidiaries and	Incorporation or
Assumed Names	Formation	Note
CENTEX HOMES (continued)	Nevada
CENTEX HOSPITALITY GROUP, LLC	Delaware
Bear Lake Reserve Club
Hali’I Kai Club
Hali’l Kai Ocean Club
Ocean Hammock Beach Club
Ocean Hammock Real Estate
Ocean Hammock Resort
Ocean Hammock Yacht Club
Palm Coast Marina
The 19th Hole
The Beach Club at Ocean Hammock
The Club at Ocean Hammock
The Club at South Peak
The Club at Urban Village — Las Vegas
The Harbor Course at Palm Coast Resort
The Marina Club at Ocean Hammock
Tidelands Club
Tidelands Clubhouse Grille

CENTEX HOSPITALITY RENTALS, LLC	Delaware
LONG HOLLOW KAYAK CLUB, LLC	Delaware
NORTH FORK KAYAK CLUB, LLC	Delaware
THE HOLLOWS CANOE CLUB, LLC	Delaware
CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C.	Delaware
CENTEX/LENNAR AT MARTIN’S CROSSING, LLC	Florida	(2)
CENTEX/LENNAR AT PORTOFINO ISLES, LLC	Florida	(2)
CENTEX/LENNAR AT WOODFIELD, LLC	Delaware	(2)
CENTEX/LENNAR NFL TOWN CENTER SOUTH, LLC	Delaware	(2)
CENTEX/MERITAGE AT LANCASTER PARK, LLC	Delaware	(2)
CENTEX/TAYLOR, LLC	Delaware
CENTEX/TOUSA AT WELLINGTON, LLC	Delaware	(2)
CL OCEAN VILLAS, LLC	Delaware	(2)
CLAREMONT HILLS LLC	Delaware	(2)
CLEVENGERS VILLAGE UTILITY, INC.	Virginia
CORONA ALTA MIRA LLC	Delaware
CORONA LAND COMPANY, LLC	Delaware	(3)
CORONA STERLING WH LLC	Delaware
CREEKSIDE II DEVELOPMENT, LLC	Delaware	(3)
CTX BUILDERS SUPPLY SERVICES, LLC	Delaware
DOVE BARRINGTON DEVELOPMENT LLC	Delaware	(2)
EAST FRANKLIN IMPLEMENTATION GROUP, LLC	California	(3)
EUREKA ESCONDIDO, LLC	Delaware	(2)
Eureka Escondido Partners, LLC
FAIR CHASE DEVELOPMENT LLC	Delaware	(2)
FLORIDA CONSERVANCY AND DEVELOPMENT GROUP, LLC	Florida	(2)
LANSDOWNE COMMUNITY DEVELOPMENT LLC	Virginia	(3)
LCD COMMUNICATIONS LLC	Virginia	(3)
OPENBAND AT LANSDOWNE L.L.C.	Virginia	(3)
LANSDOWNE TOWN CENTER LLC	Delaware	(3)
LTC COMMUNICATIONS, LLC	Virginia	(3)
LENNAR CENTEX DEL RIO PARTNERS, LLC	Delaware	(2)
LENNAR/CENTEX AT BAYHILL, LLC	Florida	(2)

	Jurisdiction of
Subsidiaries and	Incorporation or
Assumed Names	Formation	Note
CENTEX HOMES (continued)	Nevada
LPC ONE DEVELOPMENT PARTNERS, LLC	Delaware	(3)
MARINA COMMUNITY PARTNERS, LLC	Delaware	(3)
MELROSE PARK JOINT VENTURE	Florida
NOVATO COMMUNITY PARTNERS, LLC	California	(2)
BAY VISTA AT MEADOW PARK, L.P.	California	(3)
CREEKSIDE AT MEADOW PARK, L.P.	California	(3)
OAKDALE COMMUNITY PARTNERS, LLC	Delaware	(2)
PL ROSEVILLE, LLC	California	(3)
ROSEVILLE SCHOOLS, LLC	California	(3)
PORTA D’ITALIA SOUTH BUILDING, LLC	Delaware	(2)
POTOMAC YARD DEVELOPMENT SOLE MEMBER LLC	Delaware	(2)
POTOMAC YARD DEVELOPMENT LLC	Delaware	(2)
RIVERMARK PARTNERS, LLC	California	(1)
RIVERPARK LEGACY, LLC	Delaware	(3)
SANTA CLARITA 700, LLC	Delaware	(2)
SEABREEZE, LLC	California
SELECTIVE — DELAWARE, L.L.C.	Delaware
Heritage Pointe
SILVER FALLS, LLC	Delaware	(2)
SOUTHPORT DEVELOPMENT LLC	Delaware	(2)
TECH VILLAGE PARTNERS II, LLC	Florida
THE JONES COMPANY HOMES REALTY, LLC	Nevada
THE JONES COMPANY HOMES, LLC	Nevada
Centex Homes Fox & Jacobs Homes Lexington Homes The Jones Company
FAIRFIELD, L.L.C.	Missouri	(2)
HERKY, LLC	Missouri	(3)
JBA EUREKA, L.L.C.	Missouri	(3)
JMB NO. 2, L.L.C.	Missouri	(3)
JMB TAPAWINGO, L.L.C.	Missouri	(3)
LOWER MISSOURI RIVER, L.L.C.	Missouri
MEADOWBROOK DEVELOPMENT COMPANY, LLC	Delaware	(2)
THE JONES COMPANY BUILDING SERVICES, LLC	Nevada
WESTLAND ACRES DEVELOPMENT, L.L.C.	Missouri	(3)
THE RIDINGS DEVELOPMENT LLC	Delaware	(2)
TRIPLE CREEK, LLC	Delaware	(2)
WAYNE HOMES MID ATLANTIC, LLC	Delaware
Wayne Homes
WEST HYATTSVILLE METRO DEVELOPMENT LLC	Delaware
WEST SURPRISE LANDOWNERS GROUP LLC	Arizona	(3)
WH ON YOUR LOT, LLC	Delaware
Wayne Homes Centex, LLC Wayne Homes Michigan, LLC
WINDEMERE BLC LAND COMPANY LLC	California	(3)

Jurisdiction of
Subsidiaries and	Incorporation or
Assumed Names	Formation	Note
CENTEX HOMES MARKETING, INC.	Georgia
CTX Realty
CENTEX HOMES REALTY COMPANY	Nevada
Centex Homes Centex Homes Realty Fox & Jacobs Fox & Jacobs Homes
CENTEX HOMES REALTY, INC.	Michigan
CENTEX HOMES, INC.	Texas
CENTEX REAL ESTATE CONSTRUCTION COMPANY	Nevada
CTX Builders Supply
CENTEX REAL ESTATE HOLDING, L.P.	Delaware
Centex Homes Centex Homes, a Nevada general partnership Fox & Jacobs Homes
CENTEX REALTY, INC.	Florida
Riverwood Properties The Plantation Realty The Quarry Realty
CITY HOMEBUILDERS, INC.	Texas
CityHomes
FOX & JACOBS, INC.	Texas
JOHN CROSLAND COMPANY	North Carolina
John Crosland Homes
CROSLAND ACCEPTANCE ASSOCIATES V	North Carolina
THE HOLLOWS UTILITIES LLC	Delaware
CTX HOLDING COMPANY	Nevada
GENBOND TWO, INC.	North Carolina
CROSLAND BOND COMPANY	North Carolina
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 1	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 3	North Carolina
LMC HOLDING COMPANY, LLC	Delaware
Delaware LMC Holding Company, LLC
NOMAS CORP.	Nevada
Centex Homes Centex Homes, a Nevada general partnership Fox & Jacobs Homes
CENTEX HOMES OF CALIFORNIA, LLC	Delaware
PK & RK, LLC	Delaware
SYCAMORE CREEK	California	(2)
CENTEX SERVICE COMPANY, LLC	Nevada
M&W GENERAL CONSTRUCTION COMPANY	Nevada
CENTEX TRUST I	Delaware
CENTEX TRUST II	Delaware
INDEPENDENT GENERAL AGENCY, INC.	Texas

(1)	This entity has members or other owners unaffiliated with the registrant or its subsidiaries that together own a majority interest, however, the registrant or one of its subsidiaries is the managing entity.

(2)	This entity has members or other owners unaffiliated with the registrant or its subsidiaries that own a 50% interest.

(3)	The registrant and its subsidiaries own only a minority interest.